------------------------
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549
                         ------------------------

                                 FORM 8-K

                              CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(D) OF
                    THE SECURITIES EXCHANGE ACT OF 1934
                         -------------------------

   Date of Report (Date of earliest event reported) February 23, 1999


                      JUNIATA VALLEY FINANCIAL CORP.
     --------------------------------------------------------------
           (Exact Name of Registrant as Specified in its Charter)


           Pennsylvania             00013232          23-2235254
      ----------------------      -----------     ------------------
(State or other jurisdiction of   (Commission      (I.R.S. Employer
 incorporation or organization)   File Number)     Identification No.)



 Bridge and Main Streets, P.O. Box 66, Mifflintown, Pennsylvania  17059
 -------------------------------------------------------------------------
        (Address of principal executive offices)                (Zip Code)


                              A. JEROME COOK
                             Chairman & C.E.O.
                      JUNIATA VALLEY FINANCIAL CORP.
                           Bridge & Main Streets
                          Mifflintown, PA  17059
                        --------------------------
                      (Address of executive offices)



                                Copies to:
                          JAMES A. ULSH, ESQUIRE
                          METTE, EVANS & WOODSIDE
                     3401 N. Front St., P.O. Box 5950
                        Harrisburg, PA  17110-0950
                       Telephone No. (717) 232-5000



                              (717) 436-8211
       -------------------------------------------------------------
       (Telephone number, including area code, of agent for service)





Item 5.   Other Events

     On February 16, 1999, the Board of Directors of the Corporation declared an extra fifty cent ($.50) cash dividend which cannot be used in the dividend reinvestment program. This dividend is over and above the normal dividends declared by Juniata Valley Financial Corp.

     At this same meeting the Board of Directors authorized the repurchase of up to five percent (5%) of its shares outstanding of common stock. Pursuant to the authorization, appropriate senior officers of the Corporation may direct the repurchases at times and in amounts determined by them to be prudent.

     Repurchases will be made from time to time on the open market or in privately negotiated transactions. The shares purchased are to be held as treasury stock for various corporate programs, including the funding of existing employee benefit plans and such other benefit plans as may be herein after adopted by the Corporation.

     The press release announcing the agreement is attached hereto as
Exhibit 99.

                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        Juniata Valley Financial Corp.
                                        ---------------------------------
                                                (Registrant)


     Date:  February 23, 1999           ---------------------------------
                                        A. Jerome Cook, Chairman & C.E.O.



EXHIBIT INDEX

Exhibit No.           Description
-----------           -----------
     99               Press Release of Juniata Valley Financial Corp.
                      dated February 19, 1999.







                      JUNIATA VALLEY FINANCIAL CORP.
                AUTHORIZES EXTRA DIVIDEND/SHARE REPURCHASE


     On February 16, 1999, the Board of Directors declared an extra fifty cents ($.50) dividend which cannot be used in the Dividend Reinvestment Program. This dividend is above the normal dividends declared by Juniata Valley Financial Corp. Shareholders of record March 15, 1999, will receive the extra dividend payable on April 9, 1999.

     The Board of Directors of Juniata Valley Financial Corp. authorized the repurchase of up to 5% of its shares outstanding common stock (116,500 shares). Pursuant to the authorization, appropriate senior officers of the Corporation may direct the repurchases at times and in amounts determined by them to be prudent.

     The Corporation expects to use available cash to fund the repurchases and does not anticipate borrowing for this purpose. Repurchases will be made from time to time on the open market or in privately negotiated transactions. The shares purchased are to be held as treasury stock for various corporate programs, including the funding of existing employee benefit plans and such other benefit plans as may hereinafter be adopted by the Corporation.

     A wholly owned subsidiary of Juniata Valley Financial Corp., The Juniata Valley Bank has assets of $342 million and is in its 132nd year of community service. JVB has twelve offices serving customers in Juniata, Mifflin, Huntingdon and Perry Counties.